SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): December 30, 2002 (December 30, 2002)

ENDO PHARMACEUTICALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	39040	13-4022871

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Painters Drive Chadds Ford, Pennsylvania	19317

(Address of principal executive offices)	(Zip Code)

(610) 558-9800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

          Not applicable.

(b)  Pro Forma Financial Information.

          Not applicable.

(c)  Exhibits.

Exhibit Number	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 30, 2002

Item 9. Regulation FD Disclosure.

On December 30, 2002, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC. (Registrant)

By:	/s/ Carol A. Ammon

Name: Title:	Carol A. Ammon Chairman & Chief Executive Officer

Dated: December 30, 2002

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of Endo Pharmaceuticals Holdings Inc. dated December 30, 2002